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                                                                    EXHIBIT 10.9


                          TRADEMARK LICENSE AGREEMENT

     AGREEMENT, dated as of October 1, 1999, between Watts Industries, Inc., a Delaware corporation ("Watts"), and CIRCOR International, Inc., a Delaware corporation ("Circor").

     WHEREAS, pursuant to a Distribution Agreement dated as of October 1, 1999, by and between Circor and Watts (the "Distribution Agreement"), Watts will distribute to its shareholders all of the Common Stock of Circor (the "Distribution"); and

     WHEREAS, following the Distribution, Circor will operate all of the industrial, oil and gas product lines previously operated by Watts (the "Business"); and

     WHEREAS, following the Distribution, Circor will own, directly or indirectly, all of the outstanding capital stock of KF Industries, Inc.; and

     WHEREAS, in connection with the Distribution, and in accordance with the Internal Revenue Service Private Letter Ruling, dated September 13, 1999, delivered to Watts, Watts has agreed to license use of its trademark and trade name "Watts" to Circor for a limited period of time;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Grant of License.  Watts hereby grants to Circor a non-exclusive,
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worldwide right and license (the "License") to use the trademark and trade name
"Watts" (the "Trademark") in the Business, and to sublicense the Trademark to its wholly-owned subsidiaries, all on the terms and conditions set forth herein. Nothing in this Agreement is intended to permit Circor to use the Trademark for any other purpose.

     2.   Term; Effects of Termination.
          ----------------------------

          2.1  Term.  The term of this Agreement (the "Term") shall commence on
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the date hereof and shall terminate upon the earlier of (i) the mutual agreement of Watts and Circor, or (ii) the first anniversary of the date of the Distribution.

          2.2  Right to Terminate.  Watts may terminate this Agreement, on prior
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written notice to Circor, in the event that: (i) Circor is in default of the terms of this Agreement and such default continues for more than thirty (30) days after written notice thereof to Circor; or (ii) Circor files a petition in bankruptcy or is adjudicated a bankrupt or insolvent, or makes an assignment for the benefit of creditors, or an arrangement pursuant to any bankruptcy law, or if Circor discontinues or dissolves its business or if a receiver is appointed for Circor or for Circor's business and such receiver is not discharged within 30 days.
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          2.3  Effect of Termination.  Upon termination or expiration of this
               ---------------------
Agreement: (i) Circor shall cease and desist from use in any manner of the Trademark; and (ii) Circor shall execute and deliver to Watts any documents reasonably requested by Watts to confirm Watts' ownership of the Trademark and the termination of this Agreement.

     3.   Restrictions on Use.
          -------------------

          3.1  Quality, Use, Compliance with Laws.  Circor shall use the
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Trademark only in a manner and form: (i) designed to maintain the high quality of the Trademark; (ii) consistent with the use of the Trademark by Watts; (iii) that protects Watts' ownership interest therein; and (iv) that complies will all applicable federal, state, local and foreign laws, rules and regulations, including, without limitation, all applicable trademark laws, rules and regulations.

          3.2  Quality Control.  Watts shall have the right to monitor and
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inspect the facilities and goods on which the Trademark is applied for the purpose of protecting and maintaining the standards of quality established by Watts. If Watts at any time finds that Circor's use of the Trademark is not consistent with standards of quality acceptable to Watts, Watts may notify Circor in writing of such deficiencies, and if Circor fails to correct such deficiencies within thirty (30) days after receipt of such notice, Watts may, at its election, terminate this Agreement effective immediately. Circor shall cause to appear on all materials on or in connection with which the Trademark is used such reasonable legends, markings and notices as Watts may reasonably request.

          3.3  Use In Conjunction with KF.  Circor shall use the Trademark only
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in conjunction with the "KF" trademarks and trade names and only in such a manner that "KF" immediately precedes the Trademark.

          3.4  Benefit.  Circor expressly acknowledges that its use of the
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Trademark hereunder inures to the benefit of Watts and shall not confer on
Circor any proprietary rights to the Trademark, which shall at all times remain with Watts and its assignees.

          3.5  Ownership of Trademark.  Watts expressly reserves the sole and
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exclusive ownership of the Trademark and all rights relating thereto.  Circor hereby acknowledges that Watts is the sole and exclusive owner of the Trademark and agrees not to challenge at any time, directly or indirectly, the rights of Watts thereto or the validity or distinctiveness thereof. Use of the Trademark by Circor under this Agreement shall inure to the benefit of Licensor.

          3.6  Protection of Trademark.  Nothing in this Agreement is intended
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to nor shall it limit or impair Watts' rights, during or after the Term, to protect the Trademark from infringement by any person or party, including without limitation, Circor. During and after the Term Watts may, but shall not be obligated to, take such action as it deems necessary or appropriate to prevent or stop such infringement. Circor shall promptly notify Watts in writing of any infringement or suspected infringement involving the Trademark.

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          3.7  No Impairment.  Nothing in this Agreement is intended to nor
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shall it limit or impair Watts' rights, during or after the Term, to use or otherwise license the Trademark in any manner whatsoever.

     4.   Infringement; Limitation of Liability.
          -------------------------------------

          4.1  Maintenance of Trademark.  Circor shall use its best efforts not
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to do or permit to be done any act calculated or likely to prejudice, affect, impair or destroy the title and interest of Watts in and to the Trademark. If Circor knows that any person, firm or corporation is infringing the Trademark, Circor will promptly notify Watts and cooperate fully with Watts in the defense and protection of the Trademark, provided that Circor will not be required to make any payments to Watts for costs incurred by Watts in the defense and protection of the Trademark. Watts reserves the right to prosecute or defend, at its own expense, all suits involving the Trademark and the protection thereof.

          4.2  Limitation of Liability.  WATTS MAKES NO REPRESENTATION OR
               -----------------------
WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE TRADEMARK. WATTS HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL WATTS BE LIABLE TO Circor HEREUNDER FOR ANY DIRECT OR INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES.

     5.   Injunctive Relief.  Circor acknowledges that money damages would not
          -----------------
adequately compensate Watts in the event of a breach by Circor of its obligations hereunder, and that injunctive relief would be essential for Watts to adequately protect itself hereunder. Accordingly, Circor agrees that, in addition to any other remedies available to Watts at law or in equity, Watts shall be entitled to injunctive relief in the event Circor is in breach of any covenant or agreement contained herein.

     6.   Miscellaneous.
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          6.1  Governing Law.  This Agreement shall be construed in accordance
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with, and governed by, the laws of the Commonwealth of Massachusetts, without regard to the conflicts of law rules of such Commonwealth.

          6.2  Entire Agreement.  This Agreement sets forth the entire agreement
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between the parties hereto with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements. No provision of this Agreement may be waived or amended, except by a writing signed by Watts and Circor.

          6.3  Counterparts. This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

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          6.4  Waiver. The failure of any party to exercise any right or remedy
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provided for herein shall not be deemed a waiver of any right or remedy hereunder.

          6.5  Severability. If any provision of this Agreement is determined by
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a court of competent jurisdiction to be invalid or otherwise unenforceable, such determination shall not affect the validity or enforceability of any remaining provisions of this Agreement. If any provision of this Agreement is invalid under any applicable statute or rule of law, it shall be enforced to the maximum extent possible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

          6.6  Notices. All notices or other communications required or
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permitted to be given by either party to the other party hereunder shall be given in the manner and to the addresses specified in the Distribution
Agreement.

          6.7  Assignment. This Agreement shall be binding upon and inure to the
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benefit of each of the parties hereto and their respective successors and assigns, provided that Circor may not assign any of its rights hereunder without the prior written consent of Watts.

          6.8  Section Headings. The section headings used herein are for the
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convenience of the parties only, are not substantive and shall not be used to interpret or construe any of the provisions contained herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


WATTS INDUSTRIES, INC.              CIRCOR INTERNATIONAL, INC.

By /s/ Timothy P. Horne             By /s/ David A. Bloss, Sr.
   ------------------------            --------------------------
   Timothy P. Horne                    David A. Bloss, Sr.
   Chairman and Chief                  President and Chief
   Executive Officer                   Executive Officer


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